Stockholders's equity	12 Months Ended
Dec. 31, 2013
Stockholders' Equity [Abstract]
Stockholders' equity

Note 19 - Stockholders' equity:

The Company is authorized by its amended and restated certificate of incorporation to issue up to 75,000,000 shares of Common Stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share. As of December 31, 2013, there were 24,946,739 outstanding shares of Common Stock and no outstanding shares of preferred stock.

The Company issued warrants to purchase 5,750,000 shares of Common Stock at an exercise price of $5.00 per share in connection with the Company's initial public offering. These warrants became exercisable as of the effectiveness of the post-effective amendment on February 27, 2014 and will expire on the date that is the earlier of (i) February 27, 2016 or (ii) the forty-fifth (45th) day following the date that the Common Stock closes at or above $6.25 per share for 20 out of 30 trading days commencing on the effective date. As a result of the effectiveness, holders of these warrants issued and outstanding may now exercise them and receive shares of common stock upon the payment of the related exercise price.

Prior to the closing of the merger, there were 12,500,000 outstanding shares of Common Stock held by the Company's initial stockholders. At the closing of the Merger, certain of the Company's initial stockholders forfeited an aggregate of 3,375,000 shares of Common Stock back to the Company in accordance with their respective insider letter agreements. Subsequent to the forfeiture, there were 9,125,000 outstanding shares of Common Stock held by the Company's initial stockholders.

At the closing of the Merger, the Company issued to the TOG Members and to the Liquidating Trust established for the benefit of TOG Members and TOG Warrant Owners 11,631,400 shares of Common Stock. As part of the Merger Consideration, the Company issued to Jonathan Segal, the former Managing Member of One Group and currently our Chief Executive Officer and a Director, 1,000,000 shares of Common Stock as a control premium. Of the 12,631,400 shares of Common Stock issued as part of the Merger Consideration, 2,000,000 shares were deposited into an escrow account to secure certain potential adjustments to the Merger Consideration and certain potential indemnification obligations.

At the closing of the Merger, the Company issued 59,000 shares of restricted stock to the directors as a bonus in consideration of services provided in connection with the Merger.

In connection with the closing of the Merger, the Company completed a private placement of 3,131,339 shares of Common Stock at a purchase price of $5.00 per share to purchasers that included some of the Company's existing shareholders, realizing gross proceeds of $15,656,695.

On October 23, 2013 the Company purchased the remaining 40% interest in WSATOG for $1,800,000. During 2013, the Company also purchased the remaining 27% interest in Midtown Holdings for $3,834,000. Professional fees associated with these transactions amounted to approximately $28,000. As of December 31, 2013, the Company has a 100% interest in both of these entities. For the year ended December 31, 2013, the total amount related to the purchase of minority interest is $5,662,000.